Exhibit (i)









April 10, 1996



Securities and Exchange Commission
450 5th Street, N.W.
Washington DC  20549

Gentlemen:

We have read and agree with the comments in Item 4 (a) of Form 8-K of Vertex Industries, Inc. dated April 8, 1996.

Sincerely,


S\Sax Macy Fromm & Co., P.C.
  Sax Macy Fromm & Co., PC


/imc

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